                                                                    EXHIBIT 99.1

                  UNAUDITED PRO FORMA QUARTERLY FINANCIAL DATA
         AND UNAUDITED QUARTERLY CAPITAL EXPENDITURE AND OPERATING DATA


     Conoco Inc. (Conoco) is hereby furnishing unaudited quarterly pro forma financial data for the year ended December 31, 2000, and the six-month period ended June 30, 2001 for Conoco and Gulf Canada Resources Limited (which was renamed Conoco Canada Resources Limited and is referred to herein as Conoco Canada). Conoco is also furnishing unaudited quarterly capital expenditure and operating data for the year ended December 31, 2000, and the six-month period ended June 30, 2001 for Conoco Canada. The unaudited quarterly pro forma financial data for Conoco and Conoco Canada (including purchase price adjustments) have been prepared to illustrate the estimated effect of the acquisition of Conoco Canada on Conoco under the purchase method of accounting and have been prepared as if the acquisition of Conoco Canada by Conoco had occurred on January 1, 2000. The unaudited quarterly pro forma financial data for the year ended December 31, 2000, also gives effect to the acquisition (that closed effective November 6, 2000) of Crestar Energy, Inc. (Crestar) by Conoco Canada as if the acquisition had occurred on January 1, 2000.

     The unaudited quarterly pro forma financial data has been derived from the historical and pro forma financial statements of Conoco and Conoco Canada previously filed with the Securities and Exchange Commission (SEC). The unaudited quarterly capital expenditure and operating data has been derived from the historical and pro forma financial statements of Conoco Canada previously filed with the SEC and from internal accounting records of Conoco Canada and Crestar. The unaudited quarterly pro forma financial data and unaudited quarterly capital expenditure and operating data should be read in conjunction with the historical financial statements of Conoco, including the notes thereto, and Conoco's Current Report on Form 8-K dated July 16, 2001, as amended by Form 8-K/A filed on September 10, 2001, previously filed with the SEC.

     The unaudited quarterly pro forma financial data do not purport to represent what the results of operations of Conoco or Conoco Canada would actually have been if the acquisition had in fact occurred on such dates or to project the results of operations or financial position of Conoco for any future date or period. Additionally, the unaudited quarterly pro forma financial data excludes nonrecurring charges made in the third quarter of 2001 resulting from the consummation of the transaction. The pro forma adjustments are based upon currently available information and contain certain estimates and assumptions.

                                 CONOCO CANADA
                      PRO FORMA QUARTERLY FINANCIAL DATA*
                                  (UNAUDITED)


                                                                  2000                                        2001
                                          ----------------------------------------------------    ---------------------------
                                                                                       FULL                             SIX
                                             1Q         2Q         3Q         4Q       YEAR         1Q         2Q      MONTHS
                                          -------    -------    -------    -------    -------    -------    -------    ------
                                                          (IN MILLIONS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

Revenues
  Sales and other operating revenues ..   $   410    $   470    $   523    $   534    $ 1,937    $   644    $   532    $ 1,176
  Equity in earnings of affiliates ....        10         11        (19)       (27)       (25)        (1)        (2)        (3)
  Other income ........................        (5)       (13)        29         55         66        (56)        80         24
                                          -------    -------    -------    -------    -------    -------    -------    -------
    Total revenues ....................       415        468        533        562      1,978        587        610      1,197
                                          -------    -------    -------    -------    -------    -------    -------    -------

Costs and expenses
  Cost of goods sold ..................        80         85         85         96        346        149        112        261
  Operating expenses ..................        97        101         98        113        409        115        120        235
  Selling, general and administrative .        14         16         13         12         55         12         24         36
  Exploration expenses ................        24         10         39         15         88         35         24         59
  Depreciation, depletion and
   amortization .......................       140        143        144        124        551        128        116        244
  Taxes other than on income ..........         1          2          1          1          5         (1)         6          5
  Interest and debt expense ...........        96        105        107        130        438         90         88        178
                                          -------    -------    -------    -------    -------    -------    -------    -------
    Total costs and expenses ..........       452        462        487        491      1,892        528        490      1,018
                                          -------    -------    -------    -------    -------    -------    -------    -------

Income before income taxes and
   accounting change ..................       (37)         6         46         71         86         59        120        179
Provision for income taxes ............        (5)        14         27         62         98         30         34         64
                                          -------    -------    -------    -------    -------    -------    -------    -------
Income before accounting change .......   $   (32)   $    (8)   $    19    $     9    $   (12)   $    29    $    86    $   115
                                          =======    =======    =======    =======    =======    =======    =======    =======

Diluted earnings per share effect to
Conoco shares.....................        $(  .05)   $(  .01)   $   .03    $   .01    $(  .02)   $   .05    $   .14    $   .18
                                          =======    =======    =======    =======    =======    =======    =======    =======

--------------

* The unaudited pro forma financial data for Conoco Canada (formerly known as Gulf Canada) has been prepared to illustrate the estimated incremental effect of the acquisition of Conoco Canada on Conoco, including the impact of higher interest charges from debt incurred to fund the acquisition. The Conoco Canada information has been converted to U.S. GAAP, conformed to Conoco's presentation and converted to U.S. dollars using the average rates for the six-month period ended June 30, 2001 of .65 and for the year ended December 31, 2000 of .67.

                                     CONOCO
                      PRO FORMA QUARTERLY FINANCIAL DATA*
                                   (UNAUDITED)

                                                                  2000                                        2001
                                          ----------------------------------------------------    ---------------------------
                                                                                       FULL                             SIX
                                             1Q         2Q         3Q         4Q       YEAR         1Q         2Q      MONTHS
                                          -------    -------    -------    -------    -------    -------    -------    ------
                                                               (IN MILLIONS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

Revenues
  Sales and other operating revenues ..   $ 8,934    $ 9,821    $11,110    $10,809    $40,674    $11,179     $10,792    $21,971
  Equity in earnings of affiliates ....        90         88         68          6        252         20          57         77
  Other income ........................        82         59         52        146        339        (25)        194        169
                                          -------    -------    -------    -------    -------    -------     -------    -------
    Total revenues ....................     9,106      9,968     11,230     10,961     41,265     11,174      11,043     22,217
                                          -------    -------    -------    -------    -------    -------     -------    -------
Costs and expenses
  Cost of goods sold ..................     5,204      5,843      6,852      6,368     24,267      6,678       6,339     13,017
  Operating expenses ..................       603        648        618        755      2,624        730         819      1,549
  Selling, general and administrative .       202        216        212        219        849        207         233        440
  Exploration expenses ................        61         68        120        118        367         72          80        152
  Depreciation, depletion and
   amortization .......................       479        452        449        472      1,852        481         454        935
  Taxes other than on income ..........     1,703      1,780      1,783      1,720      6,986      1,643       1,736      3,379
  Interest and debt expense ...........       179        194        185        218        776        165         155        320
                                          -------    -------    -------    -------    -------    -------     -------    -------
    Total costs and expenses ..........     8,431      9,201     10,219      9,870     37,721      9,976       9,816     19,792
                                          -------    -------    -------    -------    -------    -------     -------    -------
Income before income taxes and
   accounting change ..................       675        767      1,011      1,091      3,544      1,198       1,227      2,425
Provision for income taxes ............       308        332        495        519      1,654        559         583      1,142
                                          -------    -------    -------    -------    -------    -------     -------    -------
Income before accounting change .......   $   367    $   435    $   516    $   572    $ 1,890    $   639     $   644    $ 1,283
                                          =======    =======    =======    =======    =======    =======     =======    =======

Diluted earnings per share before
   accounting change ..................   $   .58    $   .69    $   .82    $   .90    $  2.99    $  1.01     $  1.01    $  2.02


-------------

* The above unaudited pro forma financial data has been prepared to illustrate the approximate effect of effect of Conoco Canada (formerly known as Gulf Canada) on Conoco under the purchase method of accounting. This financial information does not purport to represent what the results of operations or financial position of Conoco would actually have been if the acquisition had in fact occurred on such dates or project the results of operations or financial position of Conoco of any future date or period.

                                 CONOCO CANADA
                       QUARTERLY CAPITAL EXPENDITURE DATA
                                  (UNAUDITED)

                                                                  2000                                         2001
                                            ---------------------------------------------------    ---------------------------
                                                                                         FULL                             SIX
                                              1Q         2Q         3Q         4Q        YEAR        1Q         2Q       MONTHS
                                            ------     ------     ------     ------     ------     ------     ------     ------
                                                                           (IN MILLIONS OF U.S. DOLLARS)

Conoco Canada .........................     $   84     $   80     $   72     $  109     $  345     $  142     $  114     $  256
Crestar ...............................         64        161         73         24        322       --         --         --
                                            ------     ------     ------     ------     ------     ------     ------     ------
Total capital expenditures ............     $  148     $  241     $  145     $  133     $  667     $  142     $  114     $  256
                                            ======     ======     ======     ======     ======     ======     ======     ======

     Conoco Canada's (formerly known as Gulf Canada) capital expenditures are derived from its historical financial statements. Crestar's capital spending is derived from Crestar's historical data and includes development, exploration spending and acquisitions, but excludes capital costs for geological and geophysical data (G&G), to give effect to the fact that Conoco accounts for its oil and gas operations under the successful efforts method of accounting, which generally expenses G&G costs. Crestar data for the period of January 1, 2000 through October 31, 2000 is included in the above table as Conoco Canada purchased Crestar effective November 6, 2000. Second quarter 2000 includes the acquisition of CMS Oil and Gas Ecuador LDC by Crestar. Capital expenditures were converted to U.S. dollars using the average rates for the six-month period ended June 30, 2001 of .65 and for the year ended December 31, 2000 of .67. This financial information does not purport what the capital expenditures of Conoco would actually have been if the acquisition had in fact occurred on such dates or project the results of capital expenditures of Conoco for any future date or period.

                                  CONOCO CANADA
                            QUARTERLY OPERATING DATA
                                   (UNAUDITED)


NET SALES VOLUMES PER DAY*

                                                                  2000                                         2001
                                            ---------------------------------------------------    ---------------------------
                                                                                         FULL                             SIX
                                              1Q         2Q         3Q         4Q        YEAR        1Q         2Q       MONTHS
                                            ------     ------     ------     ------   ---------    ------     ------    ------

CONOCO CANADA VOLUMES
Gas (mmcf) ............................        443        444        433        551        451        633        615        624
Oil (mbls) ............................       48.4       50.9       50.5       70.9       55.3       93.3       79.1       81.1
NGLs and condensate (mbls) ............        7.7        6.4        6.7        9.8        8.8       16.2       13.7       13.1
   Conoco Canada sub-total (mboe) .....      129.9      131.3      129.4      172.5      139.3      215.0      195.3      198.2

CRESTAR VOLUMES**
Gas (mmcf) ............................        267        262        255         80        216       --         --         --
Oil and NGLs (mbls) ...................       35.9       35.9       39.9       12.9       31.1       --         --         --
   Crestar sub-total (mboe) ...........       80.4       79.6       82.4       26.2       67.1       --         --         --
                                            ------     ------     ------     ------     ------     ------     ------     ------
Total (mboe) ..........................      210.3      210.9      211.8      198.7      206.4      215.0      195.3      198.2

Syncrude (mboe) .......................       14.1       18.1       14.6       15.3       15.5       18.4       16.8       17.6
                                            ------     ------     ------     ------     ------     ------     ------     ------
Total (mboe) ..........................      224.4      229.0      226.4      214.0      221.9      233.4      212.1      215.8
                                            ======     ======     ======     ======     ======     ======     ======     ======

------------------
* Natural gas volumes were converted using a six thousand cubic feet to one barrel rate.
    Millions of cubic feet (mmcf)
    Thousands of barrels (mbls)
    Thousands of barrels of oil equivalent (mboe)

** Estimated volume effect of the Crestar acquisition by Conoco Canada (formerly known as Gulf Canada) for the first ten months of 2000. Conoco Canada purchased Crestar effective November 6, 2000. Fourth quarter Crestar sales volumes include only October sales. Crestar November and December sales volume are included in Conoco Canada's operating data. Crestar's net of royalty sales volumes were derived from their gross sales volumes using an average royalty rate of approximately 20 percent.


AVERAGE GROSS PRICES IN U.S. DOLLARS (EXCLUDES CRESTAR)*

                                                                  2000                                         2001
                                            ---------------------------------------------------    ---------------------------
                                                                                         FULL                             SIX
                                              1Q         2Q         3Q         4Q        YEAR        1Q         2Q       MONTHS
                                            ------     ------     ------     ------   ---------    ------     ------    ------

                                                                       (IN MILLIONS OF U.S. DOLLARS)

Gas (excluding hedges) ................     $ 2.45     $ 3.02     $ 3.51     $ 4.64     $ 3.51     $ 5.47     $ 3.87     $ 4.67
Oil (excluding hedges) ................      24.89      24.85      28.63      22.40      24.96      19.17      19.78      19.48
NGLs ..................................      18.50      18.38      22.26      29.57      22.55      28.28      22.49      25.22

Syncrude ..............................      28.06      28.78      30.83      31.41      29.79      27.63      28.19      27.91

------------------
* Prices shown are as reported in Conoco Canada's (formerly known as Gulf Canada) historical financial statements (Canadian GAAP) and converted to U.S. dollars using the average quarterly exchange rate for each individual quarter.